UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

SEALY INDUSTRIAL PARTNERS IV, LP

(Exact name of Registrant as Specified in Its Charter)

Georgia	000-56738	88-1030040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Texas Street, Suite 1050
Shreveport, Louisiana		71101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (318) 222-8700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2025, Sealy Industrial Partners IV OP, LP (the “Borrower”), a Georgia limited partnership and wholly owned subsidiary of Sealy Industrial Partners IV, LP (the “Registrant”), entered into that certain Sixth Amendment to Credit Agreement (the “Sixth Amendment”) with KeyBank National Association (“KeyBank”), which amended that certain Credit Agreement between the Borrower and KeyBank dated July 15, 2022, as amended on January 27, 2023, February 17, 2023, February 13, 2024, January 29, 2025 and May 14, 2025 (as amended, the “KeyBank Credit Agreement”), as described in the Registrant’s Registration Statement on Form 10, as amended (the “Form 10”), filed with the Securities and Exchange Commission on May 30, 2025. The Sixth Amendment, among other things, extends the maturity date of the revolving credit facility (the “KeyBank Credit Facility”) to November 30, 2025 and amends the timing on further extensions of the maturity date.

As discussed in the Form 10, the KeyBank Credit Facility had a maturity date of September 30, 2025, with the Borrower having the option to extend the maturity date two times for a period of six months each, provided certain customary conditions are met. Pursuant to the Sixth Amendment, the maturity date has been extended to November 30, 2025. In addition, the Sixth Amendment provides that the Borrower has the option to extend the amended maturity date two times, with the first extension for a period of four months and the second extension for a period of six months, each provided that certain customary conditions are met. Other than the modified terms described above, the material terms of the KeyBank Credit Agreement and the KeyBank Credit Facility, as previously amended, remain unchanged.

The foregoing summary of the Sixth Amendment does not purport to be a complete description and is qualified in its entirety by the full text of the Sixth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment to Credit Agreement between Sealy Industrial Partners IV OP, LP and KeyBank National Association, dated September 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sealy Industrial Partners IV, LP

Date: September 22, 2025	By:	Sealy Industrial Partners IV GP, LLC, its general partner
/s/ Mark P. Sealy
Name: Mark P. Sealy
Manager